Provision for Rehabilitation Costs	6 Months Ended
Jun. 30, 2026
Provision for Rehabilitation Costs [Abstract]
Provision for rehabilitation costs

20. Provision for rehabilitation costs

Reconciliation of provision for rehabilitation costs:

(Unaudited)
Opening balance as of January 1, 2026	$26,688
Change in estimate	28
Unwinding of discount	145
Closing balance as of June 30, 2026	26,861

Reconciliation of provision for rehabilitation costs:

Opening balance as of January 1, 2025	$26,389
Change in estimate	9
Unwinding of discount	290
Closing balance as of December 31, 2025	26,688

The discount rate used in determining the present value of How Mine’s provision for rehabilitation costs is based on U.S. Treasury bond yields, with estimated future cash flows adjusted using a long-term inflation assumption of 2.3% (2025: 2.3%). As of June 30, 2026, the Group estimates costs for environmental rehabilitation will begin to be incurred for its How Mine in 2034. As at June 30, 2026, the rehabilitation provision for How Mine was measured using a pre-tax discount rate of 4.17% (2025: 4.17%), with gross rehabilitation costs amounting to US$7.1 million (2025: US$8.1 million).

For Redwing Mine and Mazowe Mine, the rehabilitation provision will be equal to the gross rehabilitation costs as determined at June 30, 2026 adjusted for six months of inflation at a rate of 3.02% (2025: 2.3%). The provision is not discounted, due to uncertainty over the LOM regarding depletion rates as the mines are currently not operational. With respect to the Group’s Redwing Mine and Mazowe Mine, the timing of rehabilitation costs to be incurred is dependent on the timing of the Group restarting each mine’s operations and will be determined in a future period. The gross closure costs for Redwing Mine and Mazowe Mine were US$11.5 million and US$8.3 million, respectively.